UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2019

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Ambac Financial Group, Inc. (the “Company”) was held on June 3, 2019. Represented at the meeting were 40,204,720 shares, or approximately 88%, of the Company’s 45,520,541 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1.
The Company’s stockholders elected the seven (7) director nominees named below to a term expiring at the 2020 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Name	Number of Votes For	Votes Withheld	Broker Non-Votes
Alexander D. Greene	30,248,644	1,597,858	8,358,218
Ian D. Haft	30,387,425	1,459,077	8,358,218
David Herzog	30,307,947	1,538,555	8,358,218
Joan Lamm-Tennant	30,385,699	1,460,803	8,358,218
Claude LeBlanc	30,389,998	1,456,504	8,358,218
C. James Prieur	30,302,437	1,544,065	8,358,218
Jeffrey S. Stein	30,307,323	1,539,179	8,358,218

2.	The Company’s stockholders approved, by advisory (non-binding vote), the compensation of our named executive officers, as disclosed in the Company’s 2019 Proxy Statement, with the following vote:

Number of Votes For	Votes Against	Abstentions	Broker Non-Votes
29,052,768	1,644,653	1,149,081	8,358,218

3.	The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019 with the following vote:

Number of Votes For	Votes Against	Abstentions
39,412,718	744,024	47,978

4.
The Company's stockholders recommended, by a non-binding advisory vote, that a stockholder vote to approve the compensation of our named executive officers should occur every year with the following vote:

Number of Votes For Every Year	Number of Votes For Every Two Years	Number of Votes For Every Three Years	Abstentions	Broker Non-Votes
29,259,115	28,967	1,956,729	601,691	8,358,218
In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of our named executive officers will be conducted every year, until the next advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 4, 2019	By:	/s/ William J. White
First Vice President, Secretary, and Assistant General Counsel

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